SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                        ---------------------------------

                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934



                Date of Report (Date of earliest event reported):
                                January 10, 1996


                             NATIONSBANK CORPORATION
             (Exact name of registrant as specified in its charter)

                                 North Carolina
                            (State of Incorporation)

                                     1-6523
                            (Commission File Number)

                                   56-0906609
                        (IRS Employer Identification No.)

                          NationsBank Corporate Center
                            Charlotte, North Carolina
                    (Address of principal executive offices)

                                      28255
                                   (Zip Code)

                                 (704) 386-5000
               Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS.

     Medium Term Notes

     On January 10, 1996, a Committee of the Board of Directors of the Registrant (the "Committee") approved the implementation of a medium-term note program, pursuant to which certain officers of the Registrant may cause it to issue from time to time up to $1,500,000,000 aggregate principal amount of certain medium-term notes, which may be senior debt securities, designated as the Senior Medium-Term Notes, Series E (the "Senior Medium-Term Notes") or subordinated debt securities, designated as the Subordinated Medium-Term Notes, Series E (the "Subordinated Medium-Term Notes" and, together with the Senior Medium-Term Notes, the "Medium-Term Notes"), or any combination thereof, and may establish the price, terms and conditions and the specific method of distribution of the Medium-Term Notes. The Senior Medium-Term Notes will be issued under an Indenture dated as of January 1, 1995 between the Registrant and First Trust of New York, National Association, as successor trustee to BankAmerica National Trust Company. The Subordinated Medium-Term Notes will be issued under an Indenture dated as of January 1, 1995 between the Registrant and The Bank of New York. The resolutions of the Committee are included as Exhibit
99.1 hereto.

     On January 10, 1996, the Registrant entered into a distribution agreement with the agents named therein (the "United States Distribution Agreement"), the terms of which will govern sales of the Medium-Term Notes. The Medium-Term Notes are described generally in the Prospectus dated November 24, 1995 constituting a part of the Registration Statement (hereinafter described), as supplemented by a Prospectus Supplement dated January 10, 1996. The United States Distribution Agreement is included as Exhibit 99.2 hereto.

     The Medium-Term Notes will be issued from time to time pursuant to the Registrant's Registration Statement on Form S-3, as amended, Registration No. 33-63097 (the "Registration Statement"), on a delayed basis pursuant to Rule 415 under the Securities Act of 1933, as amended. The Registration Statement registered up to $3,000,000,000 aggregate initial offering price of the Registrant's unsecured debt securities (either senior or subordinated), shares of its preferred stock (whichmay be represented by depositary shares) and shares of its common stock and was declared effective on November 24, 1995. The Registrant has not yet issued any securities under the Registration Statement.

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

      (c)  Exhibits.

           The following exhibits are filed herewith:

           EXHIBIT NO.                  DESCRIPTION OF EXHIBIT

               4.1 Indenture dated as of January 1, 1995 between NationsBank Corporation and First Trust of New York, National Association, as successor trustee to BankAmerica National Trust Company, incorporated herein by reference to Exhibit 4.1 of the Registrant's Registration Statement on Form S-3, as amended, Registration No. 33-57533

               4.2       Form of Senior Medium-Term Note, Series
                                 E (Fixed Rate)

               4.3       Form of Senior Medium-Term Note, Series
                                E (Floating Rate)

               4.4 Indenture dated as of January 1, 1995 between NationsBank Corporation and The Bank of New York, as trustee, incorporated herein by reference to Exhibit
                         4.5 of the Registrant's Registration Statement on Form S-3, as amended, Registration No. 33-57533

               4.5       Form of Subordinated Medium-Term Note,
                         Series E (Fixed Rate)

               4.6       Form of Subordinated Medium-Term Note,
                         Series E (Floating Rate)

               99.1      Resolutions of a Committee of the Board
                         of Directors dated January 10, 1996 with respect to the terms of the offering of the Medium-Term Notes

               99.2      Master United States Distribution
                         Agreement dated January 10, 1996 with
                         respect to the offering of the Medium-
                                   Term Notes

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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    NATIONSBANK CORPORATION


                                    By: /s/ Paul J. Polking
                                        _______________________
                                        PAUL J. POLKING
                                        Executive Vice President
                                          and General Counsel

Dated:  January  12, 1996

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